UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2016

(Exact name of registrant as specified in its charter)

Maryland	001-35072	65-1310069
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

4655 Salisbury Road, Suite 110, Jacksonville, FL 32256

(Address of principal executive offices)

Registrant's telephone number, including area code: (800) 342-2824

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

At the 2016 Annual Meeting of Stockholders (the Annual Meeting) of Atlantic Coast Financial Corporation (the Company) held on May 23, 2016, the Company’s stockholders, on the recommendation of the Company’s Board of Directors, approved the Atlantic Coast Financial Corporation 2016 Omnibus Incentive Plan (the Plan) in accordance with the voting results set forth below under Item 5.07. The Company’s Board of Directors approved the Plan on March 30, 2016, subject to stockholder approval, upon the recommendation of the Compensation Committee of the Board of Directors (the Compensation Committee).

A description of the Plan and its principal terms and conditions and the types of awards permitted under the Plan are set forth under the heading “Proposal III – Approval of the Atlantic Coast Financial Corporation 2016 Omnibus Incentive Plan” on pages 22-31 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 19, 2016 (the 2016 Proxy Statement), which description is incorporated by reference into this Item 5.02. Such description does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Additionally, on March 30, 2016, the Company’s Board of Directors approved Annual Incentive Awards and performance unit awards to the Company’s named executive officers upon the recommendation of the Compensation Committee, subject to stockholder approval of the Plan.

As described above, the Company’s stockholders approved the Plan at the Annual Meeting. Therefore, the Company’s named executive officers will receive awards of performance units (which will be settled in restricted stock and/or cash in the discretion of the Compensation Committee subject to achievement of threshold performance goals) and will be eligible to receive Annual Incentive Awards (which are payable 70% in the form of cash and 30% in the form of restricted stock and could equal 0% to 200% of the target amount subject to achievement of performance goals), as follows: John K. Stephens , Jr. (168,800 performance units and a target Annual Incentive Award of $160,800), Tracy L. Keegan (55,000 performance units and a target Annual Incentive Award of $55,000), and Phillip S. Buddenbohm (47,500 performance units and a target Annual Incentive Award of $47,500).

The Annual Incentive Awards and performance unit awards are further described in the “New Plan Benefits” table on page 31 of the 2016 Proxy Statement, which description is incorporated by reference into this Item 5.02. Such description does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 23, 2016, the Company held the Annual Meeting, as described above. At the Annual Meeting, stockholders considered the election of two nominees for director named in the 2016 Proxy Statement, each for a term of three years, the ratification of the Audit Committee’s appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016, approval of the Plan, and approval of the compensation of the Company’s named executive officers disclosed in the 2016 Proxy Statement on a non-binding, advisory basis. For more information about the proposals, please refer to the 2016 Proxy Statement.

A breakdown of the final voting results is set forth below.

1.	The election of two nominees for director named in the 2016 Proxy Statement, each for a term of three years:

	For	Withheld	Broker non-votes
Dave Bhasin	7,845,221	327,935	3,549,521

John J. Dolan	7,825,036	348,120	3,549,521

2.	The ratification of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016:

For	Against	Abstain
11,705,255	13,326	4,096

3.	Approval of the Plan:

For	Against	Abstain	Broker non-votes
7,697,369	469,897	5,890	3,549,521

4.	Approval of the compensation of the Company’s named executive officers disclosed in the 2016 Proxy Statement on a non-binding, advisory basis:

For	Against	Abstain	Broker non-votes
7,994,707	172,592	5,857	3,549,521

The final voting results above were consistent with the recommendations of the Company’s Board of Directors in the 2016 Proxy Statement.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

10.1* Atlantic Coast Financial Corporation 2016 Omnibus Incentive Plan

* Indicates management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC COAST FINANCIAL CORPORATION

Date: May 27, 2016	By:	/s/ Tracy L. Keegan
	Name:	Tracy L. Keegan
	Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1*	Atlantic Coast Financial Corporation 2016 Omnibus Incentive Plan

* Indicates management contract or compensatory plan or arrangement.